UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 21, 2003

                             WILLIAMS CONTROLS, INC.
                             -----------------------
               (Exact name of Company as specified in its charter)

    Delaware                        0-18083                       84-1099587
---------------              ---------------------           -------------------
(State or other                                                (I.R.S. Employer
jurisdiction of              (Commission File No.)           Identification No.)
 incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

Williams Controls, Inc. agreed to terms with the United Auto Workers local 492 on a five-year labor agreement for its Portland facility, ending a strike that commenced on September 9, 2002. A copy of the press release announcing the labor agreement is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

         99.1     Press Release, dated August 21, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                             WILLIAMS CONTROLS, INC.

Date: August 22, 2003                        By: /s/ DENNIS E. BUNDAY
                                                 ----------------------
                                                 Dennis E. Bunday
                                                 Chief Financial Officer


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